Capital (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of notes and other explanatory information [Abstract]
Disclosure of share capital, reserves and other equity interest	Common Shares
A. Issued and Outstanding
TransAlta is authorized to issue an unlimited number of voting common shares without nominal or par value.

As at Dec. 31	2022		2021
	Common shares (millions)	Amount	Common shares (millions)	Amount
Issued and outstanding, beginning of year	271.0	2,901	269.8	2,896
Purchased and cancelled under the NCIB	(4.3)	(46)	—	—
Effects of share-based payment plans	0.9	5	—	(3)
Stock options exercised	0.5	3	1.2	8
Issued and outstanding, end of year	268.1	2,863	271.0	2,901
B. Normal Course Issuer Bid ("NCIB") Program
Shares purchased by the Company under the NCIB are recognized as a reduction to share capital equal to the average carrying value of the common shares. Any difference between the aggregate purchase price and the average carrying value of the common shares is recorded in deficit.
The following are the effects of the Company's purchase and cancellation of the common shares during the year:

For the year ended Dec. 31	2022	2021
Total shares purchased(1)	4,342,300	—
Average purchase price per share	12.48	—
Total cost (millions)	54	—
Weighted average book value of shares cancelled	46	—
Amount recorded in deficit	(8)	—
(1) As at Dec. 31, 2022, includes 164,300 (2021 – nil) shares that were repurchased but were not cancelled due to timing differences between the transaction date and settlement date. The Company paid $52 million in 2022 and the remaining amount was paid subsequent to the year end.
2022
On May 24, 2022, the Toronto Stock Exchange (“TSX”) accepted the notice filed by the Company to renew its normal course issuer bid for a portion of its common shares. Pursuant to the NCIB, TransAlta may repurchase up to a maximum of 14 million common shares, representing approximately 7.16 per cent of its public float of common shares as at May 17, 2022. Any common shares purchased under the NCIB are cancelled. The period during which TransAlta is authorized to make purchases under the NCIB commenced on May 31, 2022, and ends on May 30, 2023.
2021
On May 25, 2021, the Company announced that the TSX accepted the notice filed by the Company to implement an NCIB for a portion of its common shares. Pursuant to the NCIB, TransAlta may repurchase up to a maximum of 14 million common shares, representing approximately 7.16 per cent of its public float of common shares as at May 18, 2021. No common shares were repurchased in 2021 under the current and previous NCIB.
C. Shareholder Rights Plan
The Company initially adopted the Shareholder Rights Plan in 1992, which was amended and restated on April 28, 2022. As required, the Shareholder Rights Plan must be put before the Company’s shareholders every three years for approval. It was last approved on April 28, 2022, and will need to be approved at the annual meeting of shareholders in 2025. The primary objective of the Shareholder Rights Plan is to encourage a potential acquirer to meet certain minimum standards designed to promote the fair and equal treatment of all common shareholders. When an acquiring shareholder acquires 20 per cent or more of the Company’s common shares, except in limited circumstances including by way of a “permitted bid” or a "competing permitted bid" (as defined in the Shareholder Rights Plan), the rights granted under the Shareholder Rights Plan become exercisable by all shareholders except those held by the acquiring shareholder. Each right will entitle a shareholder, other than the acquiring shareholder, to purchase additional common shares at a significant discount to market, thus exposing the person acquiring 20 per cent or more of the shares to substantial dilution of their holdings.
D. Earnings per Share

Year ended Dec. 31	2022	2021	2020
Net earnings (loss) attributable to common shareholders	4	(576)	(336)
Basic and diluted weighted average number of common shares outstanding (millions)	271	271	275
Net earnings (loss) per share attributable to common shareholders, basic and diluted	0.01	(2.13)	(1.22)
E. Dividends
On Dec. 12, 2022, the Company declared a quarterly dividend of $0.055 per common share, payable on April 1, 2023.
There have been no other transactions involving common shares between the reporting date and the date of completion of these consolidated financial statements.
Preferred Shares
A. Issued and Outstanding
All preferred shares issued and outstanding are non-voting cumulative redeemable fixed or floating rate first preferred shares.

As at Dec. 31	2022		2021
Series(1)	Number of shares (millions)	Amount	Number of shares (millions)	Amount
Series A	9.6	235	9.6	235
Series B	2.4	58	2.4	58
Series C	10.0	243	11.0	269
Series D	1.0	26	—	—
Series E	9.0	219	9.0	219
Series G	6.6	161	6.6	161
Issued and outstanding, end of year	38.6	942	38.6	942
(1)    Series 1 Preferred Shares are accounted for as long-term debt. Refer to Note 26.
I. Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares Conversion
On March 31, 2021, the Company converted 1,417,338 of its 10.2 million Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares ("Series A Shares") and 871,871 of its 1.8 million Series B Cumulative Redeemable Floating Rate Preferred Shares ("Series B Shares"), on a one-for-one basis, into Series B Shares and Series A Shares.
II. Series C Cumulative Redeemable Rate Reset Preferred Shares Conversion
On June 30, 2022, the Company converted 1,044,299 of its 11.0 million Cumulative Redeemable Rate Reset First Preferred Shares, Series C (“Series C Shares”), on a one-for-one basis, into Cumulative Redeemable Floating Rate First Preferred Shares, Series D (“Series D Shares”).
The Series C Shares will pay fixed cumulative preferential cash dividends on a quarterly basis, for the five-year period from and including June 30, 2022, to but excluding June 30, 2027, if, as and when declared by the Board. The annual fixed dividend rate of 5.854 per cent, being equal to the five-year Government of Canada bond yield of 2.754 per cent determined as of May 31, 2022, plus 3.10 per cent, in accordance with the terms of the Series C Shares.
The Series D Shares will pay quarterly floating rate cumulative preferential cash dividends for the five-year period from and including June 30, 2022, to but excluding June 30, 2027, if, as and when declared by the Board. The quarterly dividend rate for the Series D Shares will be established each quarter, being equal to the annual rate for the auction of 90-day Government of Canada Treasury Bills, plus 3.10 per cent, in accordance with the terms of the Series D Shares.
III. Series E Cumulative Fixed Redeemable Rate Reset Preferred Shares Conversion
On Sept. 21, 2022, the Company announced that, after taking into account all election notices received for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series E (the "Series E shares") into Cumulative Redeemable Floating Rate Preferred Shares Series F (the "Series F Shares"), there were 89,945 Series E Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series F Shares. Therefore, none of the Series E Shares were converted into Series F Shares.
As a result, the Series E Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series E Shares for the five-year period from and including Sept. 30, 2022, to but excluding Sept. 30, 2027, will be 6.894 per cent, which is equal to the five-year Government of Canada bond yield of 3.244 per cent, determined as of Aug. 31, 2022, plus 3.65 per cent, in accordance with the terms of the Series E Shares.
Preferred Share Series Information
The holders are entitled to receive cumulative fixed quarterly cash dividends at specified rates, as approved by the Board. After an initial period of approximately five years from issuance and every five years thereafter (“Rate Reset Date”), the fixed rate resets to the sum of the then five-year Government of Canada bond yield (the fixed rate “Benchmark”) plus a specified spread. Upon each Rate Reset Date, the shares are also:
•Redeemable at the option of the Company, in whole or in part, for $25.00 per share, plus all declared and unpaid dividends at the time of redemption.
•Convertible at the holder’s option into a specified series of non-voting cumulative redeemable floating rate first preferred shares that pay cumulative floating rate quarterly cash dividends, as approved by the Board, based on the sum of the then Government of Canada 90-day Treasury Bill rate (the floating rate “Benchmark”) plus a specified spread. The cumulative floating rate first preferred shares are also redeemable at the option of the Company and convertible back into each original cumulative fixed rate first preferred share series, at each subsequent Rate Reset Date, on the same terms as noted above.
Characteristics specific to each first preferred share series as at Dec. 31, 2022, are as follows:

Series	Rate during term	Annual dividend rate per share ($)(1)	Next conversion date	Rate spread over benchmark (per cent)	Convertible to Series
A	Fixed	0.71924	March 31, 2026	2.03	B
B	Floating	1.10295	March 31, 2026	2.03	A
C	Fixed	1.34933	Jun. 30, 2027	3.10	D
D	Floating	1.40030	Jun. 30, 2027	3.10	C
E	Fixed	1.51102	Sept. 30, 2027	3.65	F
F	Floating	—	—	3.65	E
G	Fixed	1.24700	Sept. 30, 2024	3.80	H
H	Floating	—	—	3.80	G
(1)    The annual dividend rate per share represents dividends declared in 2022.
B. Dividends
The following table summarizes the value of the preferred share dividends declared in 2022 and 2021:

	Total dividends declared
Series	2022(1)	2021(1)
A	7	7
B(2)	3	1
C	14	11
D(3)	1	—
E	13	12
G	8	8
Total for the year	46	39
(1)    No dividends were declared in the first quarter of the year as the quarterly dividend related to the period covering the first quarter was declared in December of the prior year.
(2)    Series B Preferred Shares pay quarterly dividends at a floating rate based on the 90-day Government of Canada Treasury Bill rate, plus 2.0 per cent.
(3)    Series D Preferred Shares pay quarterly dividends at a floating rate based on the 90-day Government of Canada Treasury Bill rate, plus 3.1 per cent.
On Dec. 12, 2022, the Company declared a quarterly dividend of $0.17981 per share on the Series A preferred shares, $0.37991 per share on the Series B preferred shares, $0.36588 per share on the Series C preferred shares, $0.45578 per share on the Series D preferred shares, $0.43088 per share on the Series E preferred shares and $0.31175 per share on the Series G preferred shares, all payable on March 31, 2023.
TransAlta’s capital is comprised of the following:

As at Dec. 31	2022	2021	Increase/ (decrease)
Long-term debt(1)	3,653	3,267	386
Exchangeable securities	739	735	4
Bank overdraft	16	—	16
Equity
Common shares	2,863	2,901	(38)
Preferred shares	942	942	—
Contributed surplus	41	46	(5)
Deficit	(2,514)	(2,453)	(61)
Accumulated other comprehensive income (loss)	(222)	146	(368)
Non-controlling interests	879	1,011	(132)
Less: available cash and cash equivalents	(1,134)	(947)	(187)
Less: principal portion of restricted cash on TransAlta OCP bonds(3)	(17)	(17)	—
Less: fair value asset of hedging instruments on long-term debt(4)	(3)	(2)	(1)
Total capital	5,243	5,629	(386)
(1)    Includes lease liabilities, amounts outstanding under credit facilities, tax equity liabilities and current portion of long-term debt.
(2)    The Company includes available cash and cash equivalents, as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position. In this regard, these funds may be available and used to facilitate repayment of debt.
(3)    The Company includes the principal portion of restricted cash on TransAlta OCP bonds as this cash is restricted specifically to repay outstanding debt.
(4)    The Company includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.

Disclosure of cash flow statement
For the years ended Dec. 31, 2022 and 2021, cash inflows and outflows are summarized below. The Company manages variations in working capital using existing liquidity under credit facilities to ensure sufficient cash and credit are available to fund operations, pay dividends, distribute payments to subsidiaries' non-controlling interests and invest in PP&E.

Year ended Dec. 31	2022	2021	Increase (decrease)
Cash flow from operating activities	877	1,001	(124)
Change in non-cash working capital	316	(174)	490
Cash flow from operations before changes in working capital	1,193	827	366
Dividends paid on common shares	(54)	(48)	(6)
Dividends paid on preferred shares	(43)	(39)	(4)
Distributions paid to subsidiaries’ non-controlling interests	(187)	(156)	(31)
Property, plant and equipment expenditures	(918)	(480)	(438)
Inflow (outflow)	(9)	104	(113)